EXHIBIT 10.47
SECOND AMENDMENT TO
MASTER CREDIT FACILITY AGREEMENT
This SECOND AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT (this “Amendment”) is made as of October 26, 2017 (“Effective Date”), by and among (i) the entities identified as Borrower set forth on Schedule I attached hereto (individually and collectively, “Borrower”); (ii) CAPITAL ONE MULTIFAMILY FINANCE, LLC, a Delaware limited liability company (“Lender”); and (iii) FANNIE MAE, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States (“Fannie Mae”).
RECITALS
A.    Borrower and Lender are parties to or joined in that certain Master Credit Facility Agreement dated as of October 31, 2016 (as amended, restated, supplemented, or otherwise modified from time to time, the “Master Agreement”).
B.    All of Lender’s right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Master Credit Facility Agreement and Other Loan Documents, dated as of October 31, 2016 (the “Assignment”). Fannie Mae has not assumed (i) any of the obligations of Lender to make Future Advances (once an agreement is made for Lender to make a Future Advance) under the Master Agreement or (ii) any of the obligations of Lender which are servicing obligations delegated to Lender as servicer of the Advances. Fannie Mae has designated Lender as the servicer of the Advances contemplated by the Master Agreement.
C.    Borrower has requested that Lender make a Future Advance pursuant to the Master Agreement and that the Mortgaged Properties commonly known as (i) Sunnybrook of Burlington located in Burlington, Iowa, (ii) Renaissance on Peachtree located in Atlanta, Georgia, and (iii) Prairie Hills at Des Moines located in Des Moines, Iowa (individually and collectively, the “Additional Mortgaged Property”) be added to the Collateral Pool.
D.    The parties are executing this Amendment pursuant to the Master Agreement to reflect (i) the making of a Future Advance by Lender in the amount of $69,022,000 pursuant to Section 2.02(c)(2)(B) (Making Advances) of the Master Agreement (the “Future Advance”); (ii) the addition of the Additional Mortgaged Property to the Collateral Pool; and (iii) the modification of certain terms and provisions of the Master Agreement, all as more particularly set forth herein.
NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable

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consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:
Section 1.Recitals. The recitals set forth above are incorporated herein by reference as if fully set forth in the body of this Amendment.
Section 2.Future Advance. In connection with this Amendment, Lender is making a Future Advance to Borrower in the amount of $69,022,000.
Section 3.Addition of Mortgaged Property. The Additional Mortgaged Property is hereby added to the Collateral Pool under the Master Agreement.
Section 4.Summary of Master Terms. Section I of Schedule 2 to the Master Agreement is hereby deleted in its entirety and replaced with Section I of Schedule 2 attached hereto.
Section 5.Schedule of Advance Terms. The Schedule of Advance Terms to the Master Agreement is hereby supplemented with Schedule 3.3 attached hereto.
Section 6.Prepayment Premium Schedule. The Prepayment Premium Schedule to the Master Agreement is hereby supplemented with Schedule 4.3 attached hereto.
Section 7.Required Replacement Schedule. Schedule 5 to the Master Agreement is hereby supplemented with Schedule 5.1 attached hereto.
Section 8.Required Repair Schedule. Schedule 6 to the Master Agreement is hereby supplemented with Schedule 6.2 attached hereto.
Section 9.Ownership Interest Schedule. Schedule 13 to the Master Agreement is hereby deleted in its entirety and replaced with Schedule 13 attached hereto.
Section 10.Exceptions to Representations and Warranties. Schedule 16 of the Master Agreement is hereby supplemented with Schedule 16.2 attached hereto.
Section 11.Condominium Provisions – Prairie Hills at Des Moines.
(a)    The Additional Mortgaged Property commonly known as Prairie Hills at Des Moines is subject to a condo regime as established by that certain Declaration of Submission of Property to Horizontal Property Regime dated November 23, 2009, as recorded December 29, 2009 in the official records of Polk County, Iowa.
(b)    Section 6.01(d) of the Master Agreement is hereby deleted in its entirety and replaced with the following:
(d)    Property Ownership.
Borrower is the sole owner or ground lessee of the Mortgaged Property. If any Mortgaged Property is a condominium, a legal, valid, and binding declaration

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establishing such condominium is in full force and effect, and Borrower has good, valid, marketable, and indefeasible title in fee to each and every condominium unit and its appurtenant undivided interest in the applicable common elements related to each condominium unit subject to such declaration and the condominium units and their appurtenant interests created by the declaration in the aggregate comprise the entire integrated structure of which each such unit is a part.
(b)    The Master Agreement is hereby amended by adding Schedule 19 attached hereto.
Section 12.Exhibit A. Exhibit A to the Master Agreement and the Environmental Indemnity Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.
Section 13.Confirmation of Certain Other Matters. Without limiting the generality of the foregoing, Section 19 (Advance Terms) to the $53,439,000 Variable Note executed and delivered by Borrower to Lender on March 30, 2017 (the “March 2017 Note”) contained a scrivener’s error in which such Section 19 incorporated the provisions of Schedule 3.1 and Schedule 4.1 of the Master Agreement by reference, instead of incorporating the provisions of Schedule 3.2 and Schedule 4.2 of the Master Agreement by reference. Accordingly, it is hereby acknowledged and agreed that the references to “Schedule 3.1” and “Schedule 4.1” set forth in Section 19 of the March 2017 Note shall be deemed to mean Schedule 3.2 and Schedule 4.2 of the Master Agreement, respectively.
Section 14.Security Instruments. Section 4 of Exhibit B-1 to each of the Security Instruments executed by certain of the Borrowers in connection with the October 31, 2016 Initial Advance (as amended and assigned from time to time, the “October 2016 Security Instrument”) incorrectly referenced that Section 11 of each such Security Instrument was being amended and restated, when the correct reference should have been to Section 12 of the Security Instrument. Accordingly, the references to Section 11 set forth in Section 4 of Exhibit B-1 to each of the October 2016 Security Instruments are hereby deemed to mean Section 12.
Section 15.Section 11.03(h) (Permitted Transfers) of the Master Agreement. Subsection (2) of Section 11.03(h) (Additional Permitted Transfers) of the Master Agreement is hereby deleted in its entirety and replaced with the following:
(2)    Acquisition of Multifamily Residential Property by Shell Borrower.
Upon satisfaction of the terms and conditions of Section 2.02(c) (Making Advances) and Section 2.10(c) (Right to Add Additional Mortgaged Properties As Collateral) of the Master Agreement in connection with the making of a Future Advance in connection with the addition of an Additional Mortgaged Property pursuant to Section 2.02(c) (Making Advances) of the Master Agreement, Shell Borrower is permitted to (i) acquire, hold, own, lease, and manage a Multifamily Residential Property (either in fee simple or as tenant under a ground lease meeting all of the Underwriting and Servicing Requirements) so long as such Shell Borrower adds such Mortgaged Property to the Collateral Pool as an Additional Mortgaged Property, and (ii) merge with the entity that owned the Additional Mortgaged

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Property immediately prior to Shell Borrower (“Prior Owner”), so long as such Prior Owner is a Borrower Affiliate and Shell Borrower is the surviving entity following the completion of the merger.
Section 16.Capitalized Terms. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement, as amended hereby.
Section 17.Full Force and Effect. Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.
Section 18.Counterparts. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.
Section 19.Applicable Law. The provisions of Section 15.01 of the Master Agreement (entitled Choice of Law; Consent to Jurisdiction) and Section 15.02 (Waiver of Jury Trial) are hereby incorporated into this Amendment by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.
Section 20.Authorization. Borrower represents and warrants that Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to perform its obligations under the Master Agreement, as amended hereby.
Section 21.Compliance with Loan Documents. The representations and warranties set forth in the Loan Documents executed or assumed by Borrower, as amended hereby, are true and correct with the same effect as if such representations and warranties had been made on the date hereof, except for such changes as are specifically permitted under the Loan Documents and except for the exceptions to representations and warranties set forth on Schedule 16.2 attached hereto. In addition, Borrower has complied with and is in compliance with all of its covenants set forth in the Loan Documents, as amended hereby.
Section 22.No Event of Default. Borrower represents and warrants that, as of the date hereof, no Event of Default under the Loan Documents executed or assumed by Borrower, as amended hereby, or event or condition which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, has occurred and is continuing.
Section 23.Costs. Borrower agrees to pay all fees and costs (including attorneys’ fees) incurred by Fannie Mae and Lender in connection with this Amendment.
Section 24.Continuing Force and Effect of Loan Documents. Except as specifically modified or amended by the terms of this Amendment, all other terms and provisions of the Master Agreement and the other Loan Documents are incorporated by reference herein and in all respects shall continue in full force and effect. Each Borrower, by execution of this Amendment, hereby reaffirms, assumes and binds itself to all of the obligations, duties, rights, covenants, terms and conditions that are contained in the Master Agreement and the other Loan Documents executed or

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assumed by it, including Section 15.01 (Choice of Law; Consent to Jurisdiction), Section 15.02 (Waiver of Jury Trial), Section 15.05 (Counterparts), Section 15.08 (Severability; Entire Agreement; Amendments) and Section 15.09 (Construction) of the Master Agreement, except that Additional Borrower does not reaffirm, assume or bind itself to any liability as maker or borrower with respect to the Indebtedness evidenced by the Initial Note or any renewal of the Initial Note.
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IN WITNESS WHEREOF, the parties hereto have signed and delivered this Amendment under seal (where applicable) or have caused this Amendment to be signed and delivered under seal (where applicable) by their duly authorized representatives. Where Applicable Law so provides, the parties hereto intend that this Amendment shall be deemed to be signed and delivered as a sealed instrument.
BORROWER:

ARHC ALSTUFL01, LLC
ARHC ALJUPFL01, LLC,
ARHC SBBURIA01, LLC (f/k/a ARHC CO Borrower 1, LLC)
ARHC PHDESIA01, LLC (f/k/a ARHC CO Borrower 2, LLC)
ARHC RPATLGA01, LLC (f/k/a ARHC CO Borrower 3, LLC)
ARHC CO BORROWER 4, LLC
ARHC CO BORROWER 5, LLC
ARHC CO BORROWER 6, LLC
ARHC CO BORROWER 7, LLC
ARHC CO BORROWER 8, LLC
ARHC CO BORROWER 9, LLC
ARHC CO BORROWER 10, LLC
ARHC CO BORROWER 11, LLC
ARHC CO BORROWER 12, LLC
ARHC CO BORROWER 13, LLC
ARHC CO BORROWER 14, LLC
ARHC CO BORROWER 15, LLC,
each a Delaware limited liability company

By:    /s/ Jesse Galloway (SEAL)
Name:    Jesse Galloway
Title:    Authorized Signatory
[Signatures continue on following page]

LENDER:

CAPITAL ONE MULTIFAMILY FINANCE, LLC,
a Delaware limited liability company

By:    /s/ Anita S. Clarke (SEAL)
Name:    Anita S. Clarke
Title:    Senior Vice President

[Signatures continue on following page]
FANNIE MAE:
FANNIE MAE

By:    /s/ Michael W. Dick (SEAL)
Name:    Michael W. Dick
Title:    Assistant Vice President

SCHEDULE I

BORROWER

ARHC ALSTUFL01, LLC, a Delaware limited liability company
ARHC ALJUPFL01, LLC, a Delaware limited liability company
ARHC SBBURIA01, LLC, a Delaware limited liability company (f/k/a ARHC CO Borrower 1, LLC, a Delaware limited liability company)
ARHC PHDESIA01, LLC, a Delaware limited liability company (f/k/a ARHC CO Borrower 2, LLC, a Delaware limited liability company)
ARHC RPATLGA01, LLC, a Delaware limited liability company (f/k/a ARHC CO Borrower 3, LLC, a Delaware limited liability company)
ARHC CO Borrower 4, LLC, a Delaware limited liability company
ARHC CO Borrower 5, LLC, a Delaware limited liability company
ARHC CO Borrower 6, LLC, a Delaware limited liability company
ARHC CO Borrower 7, LLC, a Delaware limited liability company
ARHC CO Borrower 8, LLC, a Delaware limited liability company
ARHC CO Borrower 9, LLC, a Delaware limited liability company
ARHC CO Borrower 10, LLC, a Delaware limited liability company
ARHC CO Borrower 11, LLC, a Delaware limited liability company
ARHC CO Borrower 12, LLC, a Delaware limited liability company
ARHC CO Borrower 13, LLC, a Delaware limited liability company
ARHC CO Borrower 14, LLC, a Delaware limited liability company
ARHC CO Borrower 15, LLC, a Delaware limited liability company

SCHEDULE 2 (SECTION I) TO
MASTER CREDIT FACILITY AGREEMENT
Summary of Master Terms

I. GENERAL PARTY AND MULTIFAMILY PROJECT INFORMATION
Borrower
(a)    ARHC ALSTUFL01, LLC
(b)    ARHC ALJUPFL01, LLC
(c)    ARHC SBBURIA01, LLC (f/k/a ARHC CO Borrower 1, LLC)
(d)    ARHC PHDESIA01, LLC (f/k/a ARHC CO Borrower 2, LLC)
(e)    ARHC RPATLGA01, LLC (f/k/a ARHC CO Borrower 3, LLC)
(f)    ARHC CO Borrower 4, LLC
(g)    ARHC CO Borrower 5, LLC
(h)    ARHC CO Borrower 6, LLC
(i)    ARHC CO Borrower 7, LLC
(j)    ARHC CO Borrower 8, LLC
(k)    ARHC CO Borrower 9, LLC
(l)    ARHC CO Borrower 10, LLC
(m)    ARHC CO Borrower 11, LLC
(n)    ARHC CO Borrower 12, LLC
(o)    ARHC CO Borrower 13, LLC
(p)    ARHC CO Borrower 14, LLC
(q)    ARHC CO Borrower 15, LLC

Lender	Capital One Multifamily Finance, LLC
Key Principal
Healthcare Trust Operating Partnership, L.P. (f/k/a American Realty Capital Healthcare Trust II Operating Partnership, L.P.) and Healthcare Trust, Inc. (f/k/a American Realty Capital Healthcare Trust II, Inc.)

Guarantor	Healthcare Trust Operating Partnership, L.P.
Multifamily Project	(a) Allegro at Stuart (b) Allegro at Jupiter (c) Sunnybrook of Burlington (d) Prairie Hills at Des Moines (e) Renaissance on Peachtree
Type of Property	As shown on the SASA for each Mortgaged Property
Seniors Housing Facility Licensing Designation	As shown on the SASA for each Mortgaged Property
HIPAA Covered Entity
Allegro at Stuart
Borrower Yes No
Operator Yes No
Manager Yes No

Allegro at Jupiter
Borrower Yes No
Operator Yes No
Manager Yes No

Sunnybrook of Burlington
Borrower Yes No
Operator Yes No
Manager Yes No

Prairie Hills at Des Moines
Borrower Yes No
Operator Yes No
Manager Yes No

Renaissance on Peachtree
Borrower Yes No
Operator Yes No
Manager Yes No

Medicaid Participant
Allegro at Stuart
Borrower Yes No
Operator Yes No
Manager Yes No

Allegro at Jupiter
Borrower Yes No
Operator Yes No
Manager Yes No

Sunnybrook of Burlington
Borrower Yes No
Operator Yes No
Manager Yes No

Prairie Hills at Des Moines
Borrower Yes No
Operator Yes No
Manager Yes No

Renaissance on Peachtree
Borrower Yes No
Operator Yes No
Manager Yes No

Property Operator(s)
Allegro at Stuart
Operator ARHC ALSTUFL01 TRS, LLC
Manager Love Management Company, LLC (d/b/a Allegro Management Company)

Allegro at Jupiter
Operator ARHC ALJUPFL01 TRS, LLC
Manager Love Management Company, LLC (d/b/a Allegro Management Company)

Sunnybrook of Burlington
Operator ARHC SUBBURIA01 TRS, LLC
Manager Burlington Care Properties, LLC

Prairie Hills at Des Moines
Operator ARHC PHDESIA01 TRS, LLC
Manager Symerica Senior Living Limited Partnership

Renaissance on Peachtree
Operator ARHC RPATLGA01 TRS, LLC
Manager Blue Ridge Senior Housing, LLC

Affiliated Property Operator(s)	Yes – All Operators listed above are Affiliated Property Operator(s) No
Maximum Permitted Equipment Financing	Two percent (2%) of the Outstanding Advance Amount.
ADDRESSES
Borrower’s General Business Address	c/o Healthcare Trust, Inc. 405 Park Avenue New York, NY 10022 Attention: W. Todd Jensen Email: tjensen@ar-global.com
Borrower’s Notice Address
c/o Healthcare Trust, Inc.
405 Park Avenue
New York, NY 10022
Attention: W. Todd Jensen
Email: tjensen@ar-global.com

With a copy to:

c/o Healthcare Trust, Inc.
405 Park Avenue
New York, New York 10022
Attention: Jeremy Eichel
Email: JEichel@ar-global.com

and to

Katten Muchin Rosenman LLP
2900 K Street NW, North Tower - Suite 200
Washington, DC 20007-5118
Attention: Jeffrey S. Scharff
Email: jeff.scharff@kattenlaw.com

Multifamily Project Address
(a)    Allegro at Stuart
3400 SE Aster Lane, Stuart, Martin County, FL 34994
(b)    Allegro at Jupiter
1031 Community Drive, Jupiter, Palm Beach County, FL 33458
(c)    Sunnybrook of Burlington
5175 West Avenue, Burlington, Des Moines County, IA 52601
(d)    Prairie Hills at Des Moines
5815 SE 27th Street, Des Moines, Polk County, IA 50320
(e)    Renaissance on Peachtree
3755 Peachtree Road NE, Atlanta, Fulton County, GA 30319

Key Principal’s General Business Address	c/o Healthcare Trust, Inc. 405 Park Avenue New York, NY 10022 Attention: W. Todd Jensen Email: tjensen@ar-global.com
Key Principal’s Notice Address
c/o Healthcare Trust, Inc.
405 Park Avenue
New York, NY 10022
Attention: W. Todd Jensen
Email: tjensen@ar-global.com

With a copy to:

c/o Healthcare Trust, Inc.
405 Park Avenue
New York, New York 10022
Attention: Jeremy Eichel
Email: JEichel@ar-global.com

and to

Katten Muchin Rosenman LLP
2900 K Street NW, North Tower - Suite 200
Washington, DC 20007-5118
Attention: Jeffrey S. Scharff
Email: jeff.scharff@kattenlaw.com

Guarantor’s General Business Address	c/o Healthcare Trust, Inc. 405 Park Avenue New York, NY 10022 Attention: W. Todd Jensen Email: tjensen@ar-global.com
Guarantor’s Notice Address
c/o Healthcare Trust, Inc.
405 Park Avenue
New York, NY 10022
Attention: W. Todd Jensen
Email: tjensen@ar-global.com

With a copy to:

c/o Healthcare Trust, Inc.
405 Park Avenue
New York, New York 10022
Attention: Jeremy Eichel
Email: JEichel@ar-global.com

and to

Katten Muchin Rosenman LLP
2900 K Street NW, North Tower - Suite 200
Washington, DC 20007-5118
Attention: Jeffrey S. Scharff
Email: jeff.scharff@kattenlaw.com

Payment Guarantor’s General Business Address	c/o Healthcare Trust, Inc. 405 Park Avenue New York, NY 10022 Attention: W. Todd Jensen Email: tjensen@ar-global.com
Payment Guarantor’s Notice Address
c/o Healthcare Trust, Inc.
405 Park Avenue
New York, NY 10022
Attention: W. Todd Jensen
Email: tjensen@ar-global.com

With a copy to:

c/o Healthcare Trust, Inc.
405 Park Avenue
New York, New York 10022
Attention: Jeremy Eichel
Email: JEichel@ar-global.com

and to

Katten Muchin Rosenman LLP
2900 K Street NW, North Tower - Suite 200
Washington, DC 20007-5118
Attention: Jeffrey S. Scharff
Email: jeff.scharff@kattenlaw.com

Lender’s General Business Address	Capital One Multifamily Finance, LLC 2 Bethesda Metro Center, 10th Floor Bethesda, Maryland 20814 Attn: Asset Management
Lender’s Notice Address	Capital One Multifamily Finance, LLC 2 Bethesda Metro Center, 10th Floor Bethesda, Maryland 20814 Attn: Asset Management
Lender’s Payment Address	Capital One Multifamily Finance, LLC 2 Bethesda Metro Center, 10th Floor Bethesda, Maryland 20814 Attn: Asset Management
Manager’s General Business Address
Allegro at Jupiter and Allegro at Stuart

Allegro Management Company
212 South Central Avenue, Suite 301
St. Louis, MO 63105
Attention: CFO

Prairie Hills at Des Moines

Symerica Senior Living Limited Partnership
2189 Cleveland Street, Suite 235
Clearwater, Florida 33765
Attention: Lisa Brush

Sunnybrook of Burlington

Burlington Care Properties, LLC
7420 SW Bridgeport Road, Suite 105
Portland, OR 97224
Attention: Gregory Roderick

Renaissance on Peachtree

Blue Ridge Senior Housing, LLC
3715 Northside Parkway
Building 300, Suite 110
Atlanta, Georgia 30327
Attention: Ellison W. Thomas

Manager’s Notice Address
Allegro at Jupiter and Allegro at Stuart

Allegro Management Company
212 South Central Avenue, Suite 301
St. Louis, MO 63105
Attention: CFO
Email: rkarn@allegroliving.com

With copy to:

Theresa Marie Kenney, Esq., B.C.S.
Duss, Kenney, Safer, Hampton & Joos, P.A.
4348 Southpoint Boulevard, Suite 101
Jacksonville, Florida 32216
Email: Tkenney@jaxfirm.com

Prairie Hills at Des Moines

Symerica Senior Living Limited Partnership
2189 Cleveland Street, Suite 235
Clearwater, Florida 33765
Attention: Lisa Brush

Sunnybrook of Burlington

Burlington Care Properties, LLC
7420 SW Bridgeport Road, Suite 105
Portland, OR 97224
Attention: Gregory Roderick

Renaissance on Peachtree

Blue Ridge Senior Housing, LLC
3715 Northside Parkway
Building 300, Suite 110
Atlanta, Georgia 30327
Attention: Ellison W. Thomas
Email: ethomas@arborcompany.com

With copy to:

Schreeder, Wheeler & Flint, LLP
1100 Peachtree Street NE, Suite 800
Atlanta, Georgia 30309
Attention: Patricia P. Williamson, Esq.
Email: pwilliamson@swfllp.com

Operator’s General Business Address	c/o Healthcare Trust, Inc. 405 Park Avenue, 7th Floor New York, NY 10022 Attention: W. Todd Jensen Email: tjensen@ar-global.com
Operator’s Notice Address
c/o Healthcare Trust, Inc.
405 Park Avenue, 7th Floor
New York, NY 10022
Attention: W. Todd Jensen
Email: tjensen@ar-global.com

With a copy to:

c/o Healthcare Trust, Inc.
405 Park Avenue, 14th Floor
New York, New York 10022
Attention: Jeremy Eichel
Email: JEichel@ar-global.com

and to

Katten Muchin Rosenman LLP
2900 K Street NW, North Tower - Suite 200
Washington, DC 20007-5118
Attention: Jeffrey S. Scharff
Email: jeff.scharff@kattenlaw.com

Sublessee’s General Business Address	N/A
Sublessee’s Notice Address	N/A

INITIAL PAGE TO SCHEDULE 2 (SECTION I) TO
MASTER CREDIT FACILITY AGREEMENT
Summary of Master Terms
__________________________
Borrower Initials

SCHEDULE 3.3 TO
MASTER CREDIT FACILITY AGREEMENT
Schedule of Advance Terms

III. INFORMATION FOR $69,022,000 VARIABLE ADVANCE MADE OCTOBER 26, 2017
Adjustable Rate
Until the first Rate Change Date, the Initial Adjustable Rate, and from and after each Rate Change Date following the first Rate Change Date until the next Rate Change Date, a per annum interest rate that is the sum of (i) the Current Index, and (ii) the Margin, which sum is then rounded to the nearest three (3) decimal places; provided, however, that the Adjustable Rate shall never be less than the Margin.

Advance Amount	$69,022,000
Advance Term	108 months.
Advance Year	The period beginning on the Effective Date and ending on the last day of October, 2018, and each successive twelve (12) month period thereafter.
Amortization Type	Amortizing Full Term Interest Only Partial Interest Only
Current Index	The published Index that is effective on the Business Day immediately preceding the applicable Rate Change Date.
Effective Date	October 26, 2017
First Payment Date	The first day of December, 2017.
First Principal and Interest Payment Date	The first day of December, 2022.
Fixed Monthly Principal Component	$89,391.86
Fixed Rate Amortization Factor	4.86% per annum
Index	One Month LIBOR
Initial Adjustable Rate	3.648% per annum.
Initial Monthly Debt Service Payment	$209,826.88
Interest Accrual Method
Actual/360 (computed on the basis of a three hundred sixty (360) day year and the actual number of calendar days during the applicable month, calculated by multiplying the unpaid principal balance of the Advance by the Interest Rate, dividing the product by three hundred sixty (360), and multiplying the quotient obtained by the actual number of days elapsed in the applicable month).

Interest Only Term	60 months.
Interest Rate Type	Structured ARM
Last Interest Only Payment Date	The first day of November, 2022.
Margin	2.410%
Maturity Date
The first day of November, 2026, or any later date to which the Maturity Date may be extended (if at all) pursuant to this Master Agreement in connection with an election by Borrower to convert the Interest Rate on the Advance to a fixed rate pursuant to the terms of this Master Agreement, or any earlier date on which the unpaid principal balance of the Advance becomes due and payable by acceleration or otherwise.

Monthly Debt Service Payment
(i) for the First Payment Date, the Initial Monthly Debt Service Payment;
(ii) for each Payment Date thereafter through and including the Last Interest Only Payment Date, the amount obtained by multiplying the unpaid principal balance of the Advance by the Adjustable Rate, dividing the product by three hundred sixty (360), and multiplying the quotient by the actual number of days elapsed in the applicable month;
(iii) for the First Principal and Interest Payment Date and each Payment Date thereafter until the Advance is fully paid, an amount equal to the sum of:
(1) the Fixed Monthly Principal Component; plus
(2) an interest payment equal to the amount obtained by multiplying the unpaid principal balance of the Advance by the Adjustable Rate, dividing the product by three hundred sixty (360), and multiplying the quotient by the actual number of days elapsed in the applicable month.

Payment Change Date	The first (1st) day of the month following each Rate Change Date until the Advance is fully paid.
Prepayment Lockout Period	The first (1st) Advance Year of the term of the Advance.
Rate Change Date	The First Payment Date and the first (1st) day of each month thereafter until the Advance is fully paid.
Remaining Amortization Period
As of the First Principal and Interest Payment Date and each Payment Date thereafter, the Amortization Period minus the number of scheduled principal and interest Monthly Debt Service Payments that have elapsed since the Effective Date.

IV. YIELD MAINTENANCE/PREPAYMENT PREMIUM INFORMATION
Prepayment Premium Term	The period beginning on the Effective Date and ending on the last calendar day of the fourth (4th) month prior to the month in which the Maturity Date occurs.

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INITIAL PAGE TO SCHEDULE 3.3 TO
MASTER CREDIT FACILITY AGREEMENT
Schedule of Advance Terms
__________________________
Borrower Initials

SCHEDULE 4.3 TO
MASTER CREDIT FACILITY AGREEMENT
Prepayment Premium Schedule
(1% Prepayment Premium – ARM, SARM)
1.    Defined Terms.
All capitalized terms used but not defined in this Prepayment Premium Schedule shall have the meanings assigned to them in the Master Agreement.
2.    Prepayment Premium.
(a)    Any Prepayment Premium payable under Section 2.04 (Prepayment; Prepayment Lockout; Prepayment Premium) of the Master Agreement shall be equal to the following percentage of the amount of principal being prepaid at the time of such prepayment, acceleration or application:

Prepayment Lockout Period	5.00%
Second Loan Year, and each Loan Year thereafter	1.00%
(b)    Notwithstanding the provisions of Section 2.04 (Prepayment; Prepayment Lockout; Prepayment Premium) of the Master Agreement or anything to the contrary in this Prepayment Premium Schedule, no Prepayment Premium shall be payable with respect to any prepayment made on or after the last calendar day of the fourth (4th) month prior to the month in which the Maturity Date occurs.
[Remainder of Page Intentionally Blank]

INITIAL PAGE TO SCHEDULE 4.3 TO
MASTER CREDIT FACILITY AGREEMENT
Prepayment Premium Schedule
__________________________
Borrower Initials

SCHEDULE 5.1 TO
MASTER CREDIT FACILITY AGREEMENT
Required Replacement Schedule
Mortgaged Property Name:    Sunnybrook of Burlington

		Per Unit
Initial Deposit	$0	$0

Monthly Deposit	$1,831.50	$27.75

Item:

•	Concrete Pavement Striping

•	Paint/Caulk – Cladding

•	Common Area – Carpet

•	Common Area - FFE

•	Condenser, Remote - Component

•	Packaged Terminal Air Conditioning Unit (PTAC)

•	Packaged Vertical Terminal Air Conditioning Unit

•	Domestic Hot Water Heater Tank

•	Common Kitchen Equipment

•	Common Laundry Equipment

•	Carpet Flooring Replacement

•	Vinyl Flooring Replacement

•	Mini Refrigerators

•	Microwave

Mortgaged Property Name:    Renaissance on Peachtree

		Per Unit
Initial Deposit	$0	$0

Monthly Deposit	$6,488.33	$28.33

Item:

•	Asphalt Pavement Repairs/Replacements

•	Asphalt Seal Coat and Striping

•	Paint/Caulk – Cladding

•	Common Area Carpet

•	Common Area FFE

•	Domestic Hot Water Heater Tank Type

•	Commercial Kitchen Equipment

•	Commercial Laundry Equipment

•	Carpet Flooring Replacement

•	Vinyl Flooring Replacement

•	Refrigerators

•	Range

•	Dishwasher

Mortgaged Property Name:    Prairie Hills at Des Moines

		Per Unit
Initial Deposit	$0	$0

Monthly Deposit	$2,454.33	$33.17

Item:

•	Concrete Pavement Striping

•	Exterior Paint/Caulk - Cladding

•	Common Area – FF&E

•	Commercial Kitchen Equipment

•	Common Area Carpet

•	Commercial Laundry Equipment

•	Condenser, Remote - Component

•	Packaged Terminal Air Conditioning Unit (PTAC) - Vertical

•	Carpet Flooring Replacement

•	Mini-Refrigerators

•	Microwaves

INITIAL PAGE TO SCHEDULE 5.1 TO
MASTER CREDIT FACILITY AGREEMENT
Required Replacement Schedule

____________________
Borrower Initials

SCHEDULE 6.2 TO
MASTER CREDIT FACILITY AGREEMENT
Required Repair Schedule
Mortgaged Property Name: Sunnybrook of Burlington

ITEM	COST	%	TOTAL	REQUIRED COMPLETION TIMEFRAME
Water Heater Repair – Repair leaking water heaters	$2,000	150%	$3,000	90 days
Sidewalk Trip Hazards – Replace cracking/settled concrete sections found throughout the property	$7,200	150%	$10,800	90 days
Exterior Paint and Trim Repair – Replace rotting trim, scrape and repaint fascia, and wood trim components	$6,700	150%	$10,050	180 days
Water line for Water Fall – Install water line to waterfall for automatic fill/operation. Replace non-operational water filter system	$4,000	150%	$6,000	180 days
TOTAL ESCROW	$19,900		$29,850

Mortgaged Property Name: Renaissance on Peachtree

ITEM	COST	%	TOTAL	REQUIRED COMPLETION TIMEFRAME
Fencing – Several locations around the property were noticed where the fence is corroding and missing pickets. Perform repairs to the perimeter fence system	$5,000	150%	$7,500	180 days
Fire Protection Equipment – Some of the fire extinguishers throughout the property had expired tags, the fire riser in the stairwells have expired tags, the Ansel system in the kitchen does not have a tag at all, and the fire alarm panel has an expired tag. Inspect all fire protection equipment with expired/missing tags.	$4,500	150%	$6,750	180 days
Mold Removal - Unit 701 and 1006 have moisture intrusion above the showers in the bathroom. Remove the presence of mold on the ceilings	$500	150%	$750	180 days
TOTAL ESCROW	$10,000		$15,000

Mortgaged Property Name: Prairie Hills at Des Moines

ITEM	COST	%	TOTAL	REQUIRED COMPLETION TIMEFRAME
Mold Remediation & HVAC Restoration – Remediate areas of mold and restore mold affected HVAC equipment in utility closet near dining area	$6,111	150%	$9,166.50	90 days
Repair Damaged Concrete Systems – Repair damaged areas of concrete pavement, sidewalks, and curbing noted at the Property. Concrete Flatwork repairs (i.e. sidewalks and curbing) are needed along the north and east building elevations. Concrete-paved drives and parking area repairs are localized to the east and south of the assisted living building.	$7,513	150%	$11,269.50	180 days
TOTAL ESCROW	$13,624		$20,436

[Remainder of Page Intentionally Blank]

INITIAL PAGE TO SCHEDULE 6.2 TO
MASTER CREDIT FACILITY AGREEMENT
Required Repair Schedule
__________________________
Borrower Initials

SCHEDULE 13 TO
MASTER CREDIT FACILITY AGREEMENT
Ownership Interests Schedule

INITIAL PAGE TO SCHEDULE 13 TO
MASTER CREDIT FACILITY AGREEMENT
Ownership Interests Schedule
__________________________
Borrower Initials

SCHEDULE 16.2 TO
MASTER CREDIT FACILITY AGREEMENT
Exceptions to Representations and Warranties and Exceptions to Covenants

1.
Section 4.01(f) (Effect of Master Agreement on Financial Condition) and Section 4.01(i) (No Bankruptcies or Judgments). Until such time as a Multifamily Residential Property meeting all of the Underwriting and Servicing Requirements is acquired by such Shell Borrower and concurrently added to the Collateral Pool in connection with a Future Advance made subject to and in accordance with the terms of the Master Agreement, such Shell Borrower will be rendered Insolvent by the transactions contemplated by the provisions of the Master Agreement and other Loan Documents and such Shell Borrower will not have sufficient working capital to pay all of such Shell Borrower’s outstanding debts as they come due, including all Debt Service Amounts.

2.
Section 4.01(h)(10) (Single Purpose Status). ARHC SBBURIA01, LLC, formerly known as ARHC CO Borrower 1, LLC, as the surviving entity to the merger with ARHC SBBURIA01, LLC, has acquired the obligations of ARHC SBBURIA01, LLC. ARHC PHDESIA01, LLC, formerly known as ARHC CO Borrower 2, LLC, as the surviving entity to the merger with ARHC PHDESIA01, LLC, has acquired the obligations of ARHC PHDESIA01, LLC. ARHC RPATLGA01, LLC, formerly known as ARHC CO Borrower 3, LLC, as the surviving entity to the merger with ARHC RPATLGA01, LLC, has acquired the obligations of ARHC RPATLGA01, LLC.

3.
Section 4.01(j) (No Actions or Litigation). Charles Lockhart Sr. v. Renaissance Retirement Home – Arbor Company Staffing. On October 17, 2016, the petitioner, a former employee of Renaissance on Peachtree, filed a Charge of Discrimination with the U.S. Equal Employment Opportunity Commission, Atlanta District Office (the “EEOC”), alleging disability discrimination, wrongful termination and retaliation. Neither Borrower nor Affiliated Property Operator are named in the complaint. Blue Ridge Senior Housing, LLC, the Manager of Renaissance on Peachtree, has engaged counsel and is actively defending the matter. Manager’s counsel delivered a position statement to the EEOC on March 3, 2017, disputing the merits of the petitioner’s claims. As of the date hereof, the EEOC have not issued a response to counsel’s position statement.

Section 4.01(j) (No Actions or Litigation). Jacquicia Brown v. Allegro Senior Living. On August 16, 2017, the petitioner, a former employee of Allegro at Stuart, filed an Employment Complaint of Discrimination with the Florida Commission on Human Relations, alleging race and color discrimination, wrongful termination and retaliation. Neither Borrower nor Affiliated Property Operator are named in the complaint. Love Management Company, LLC, the Manager of Allegro at Stuart, has engaged counsel and is actively defending the matter.
INITIAL PAGE TO SCHEDULE 16.2 TO
MASTER CREDIT FACILITY AGREEMENT
Exceptions to Representations and Warranties and Exceptions to Covenants
__________________________
Borrower Initials

SCHEDULE 19 TO
MASTER CREDIT FACILITY AGREEMENT
Condominium Provisions
(Prairie Hills at Des Moines)
The foregoing Master Agreement is hereby modified as follows:
1.Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Master Agreement.
2.The Definitions Schedule is hereby amended by adding the following new definitions in the appropriate alphabetical order:
“Condominium” has the meaning set forth in the Security Instrument securing the Mortgaged Property commonly known as Prairie Hills at Des Moines (the “Prairie Hills Security Instrument”).
“Condominium Act” has the meaning set forth in the Prairie Hills Security Instrument.
“Condominium Documents” has the meaning set forth in the Prairie Hills Security Instrument.
3.Section 14.01(a) (Events of Default – Automatic Events of Default) of the Master Agreement is hereby amended by adding the following provision to the end thereof:
(22)    Borrower (A) terminates or revokes or attempts to terminate or revoke the appointment of Lender as Borrower’s proxy or attorney-in-fact either permanently or as to any election in the Condominium Act or Condominium Documents, or (B) modifies or attempts to modify the terms of the Condominium Documents without the prior written consent of Lender.
4.Section 14.03(c) (Appointment of Lender as Attorney-in-Fact) of the Master Agreement is hereby amended by adding the following provision to the end thereof:
(15)    perform all of the obligations and exercise all of the rights and powers of Borrower under the Condominium Documents.
5.The following article is hereby added to the Master Agreement as Article 16 (Condominium Provisions):
ARTICLE 16 - CONDOMINIUM PROVISIONS
Section 16.01    Representations and Warranties.
The representations and warranties made by Borrower to Lender in this Section 16.01 (Condominium Provisions – Representations and Warranties) are made as of the Effective Date of the Addition of the Mortgaged Property commonly known as Prairie Hills at Des Moines to the Collateral Pool and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.
(a)    The Mortgaged Property commonly known as Prairie Hills at Des Moines is a Condominium and constitutes all of the condominium units and all of the common elements comprising the Condominium as set forth in the Condominium Documents.
(b)    None of the condominium units and no portion of the common elements comprising the Condominium have been sold, conveyed or encumbered or are subject to any agreement to sell, convey or encumber.
Section 16.02    Covenants.
(a)    Condominium Assessments.
Notwithstanding Borrower’s payment of annual assessments or special assessments levied under the terms of the Condominium Documents to provide any repairs to or maintenance of any of the common elements, Borrower shall deposit any Initial Replacement Reserve Deposit, Repairs Deposit and Monthly Replacement Reserve Deposit required pursuant to the terms of this Master Agreement.
(b)    Insurance.
Borrower shall maintain insurance in accordance with Lender’s guidelines on all of the Mortgaged Property commonly known as Prairie Hills at Des Moines, including any common areas.
(c)    Indemnification.
Borrower agrees to indemnify and hold Lender harmless from and against any and all losses, costs, liabilities, or damages (including reasonable attorneys’ fees and disbursements) arising out of (1) the failure of Borrower to comply with any state or local law, ordinance, statute, rule, or regulation by any Governmental Authority covering the Condominium, (2) any claim of any unit owner or tenant of any unit owner as a result of any violation, breach, misrepresentation, fraud, act, or omission of any obligation of Borrower as set forth in the Condominium Documents, or (3) the performance by Lender of any of the rights and powers of Borrower under the Condominium Documents, provided that Borrower shall have no indemnity obligation if such losses, costs, liabilities, or damages arise as a result of the willful misconduct or gross negligence of Lender, Lender’s agents, employees or representatives as determined by a court of competent jurisdiction pursuant to a final non-appealable court order.
(d)    Power of Attorney.
Borrower acknowledges and consents to the exercise by Lender of the power of attorney and proxy granted by Borrower to Lender with respect to rights of Borrower in connection with the Condominium.
[Remainder of Page Intentionally Blank]

INITIAL PAGE TO SCHEDULE 19 TO
MASTER CREDIT FACILITY AGREEMENT
Condominium Provisions
(Prairie Hills at Des Moines)
__________________________
Borrower Initials

EXHIBIT A TO MASTER CREDIT FACILITY AGREEMENT
SCHEDULE OF MORTGAGED PROPERTIES
AND VALUATIONS
(Seniors Housing)

PROPERTY	LOCATION	OWNER	INITIAL VALUATION	INITIAL ALLOCABLE FACILITY AMOUNT
Allegro at Stuart	3400 SE Aster Lane Stuart, Martin County, FL 34994	ARHC ALSTUFL01, LLC, a Delaware limited liability company	$71,000,000	$15,000,000
Allegro at Jupiter	1031 Community Drive, Jupiter, Palm Beach County, FL 33458	ARHC ALJUPFL01, LLC, a Delaware limited liability company	$61,100,000	$15,000,000
Sunnybrook of Burlington	5175 West Avenue, Burlington, Des Moines County, IA 52601	ARHC SBBURIA01, LLC, a Delaware limited liability company (f/k/a ARHC CO Borrower 1, LLC)	$22,550,000	$12,783,000
Prairie Hills at Des Moines	5815 SE 27th Street, Des Moines, Polk County, IA 50320	ARHC PHDESIA01, LLC, a Delaware limited liability company (f/k/a ARHC CO Borrower 2, LLC)	$9,830,000	$5,418,000
Renaissance on Peachtree	3755 Peachtree Road NE, Atlanta, Fulton County, GA 30319	ARHC RPATLGA01, LLC, a Delaware limited liability company (f/k/a ARHC CO Borrower 3, LLC)	$84,690,000	$50,821,000

Second Amendment to Master Credit Facility Agreement	5
HTI/Capital One (Addition of 3)